UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 11, 2015

NIMBLE STORAGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36233	26-1418899
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

211 River Oaks Parkway
San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 432-9600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2015, the Board of Directors (the “Board”) of Nimble Storage, Inc. (the “Company”) increased the size of the Board from seven to eight directors, and appointed William D. “BJ ” Jenkins, Jr. to fill the newly created directorship and become a member of the audit committee of the Board. Mr. Jenkins will serve as a Class II director and will stand for re-election at the 2015 Annual Meeting of the Stockholders.

Mr. Jenkins currently serves as the president and chief executive officer, and is a member of the board of directors of Barracuda Networks, Inc. Previously, Mr. Jenkins served in various roles, including president of the Backup Recovery Systems division, at EMC Corporation.

There is no arrangement or understanding between Mr. Jenkins and any other persons pursuant to which Mr. Jenkins was elected as a director.

In connection with his appointment to the Board, Mr. Jenkins was granted a number of restricted stock units (“RSUs”) worth $600,000, based on the closing prices for the ten trading days prior to the grant date and rounded to the nearest whole share. These restricted stock units will vest equally in 6-month increments over three years from the vesting commencement date, for so long as Mr. Jenkins serves as a director of the Company. The restricted stock units are subject to the terms and conditions of the Company’s 2013 Equity Incentive Plan and its related grant agreements. Mr. Jenkins would be eligible for additional grants under the Company’s board compensation policy beginning in 2016. A copy of the offer letter between Mr. Jenkins and the Company is filed as Exhibit 10.1 to this Current Report on Form 8-K.

In addition, Mr. Jenkins has signed the Company’s standard form of indemnification agreement, a copy of which has been filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1/A filed with the Securities and Exchange Commission on December 2, 2013.

A copy of the press release announcing the appointment is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Offer Letter between the Registrant and William D. “BJ ” Jenkins, Jr. dated as of March 2, 2015.

99.1	Press release dated as of March 12, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIMBLE STORAGE, INC.

Date: March 12, 2015	By:	/s/ Suresh Vasudevan
Suresh Vasudevan Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Offer Letter between the Registrant and William D. “BJ ” Jenkins, Jr. dated as of March 2, 2015.

99.1	Press release dated as of March 12, 2015.